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                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY

                INVESTMENT COMPANY SECURITIES PURCHASE AGREEMENT

         THIS INVESTMENT COMPANY SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of March 31, 2004 by and among Code Hennessy & Simmons IV LP, a Delaware limited partnership ("CHS"), Hillman Investment Company, a Delaware corporation ("Invesco"), Ontario Teachers' Pension Plan Board, an Ontario corporation ("OTPPB", or "Teachers"), HarbourVest Partners VI - Direct Fund, L.P., a Delaware limited liability partnership ("HarbourVest"), and each of the other Persons listed on Schedule A attached hereto (collectively, CHS, Teachers, HarbourVest and the other Persons listed on Schedule A are referred to sometimes herein individually as "Purchaser" and collectively as the "Purchasers"). Except as otherwise indicated herein, capitalized terms used herein are defined in
Section 4 hereof.

         This Agreement contemplates a transaction in which Invesco will sell, and the Purchasers will purchase, 57,282.446 shares of Preferred Stock of Invesco at a price of $1,000.00 per share for an aggregate purchase price of $57,282,445.56 ("Preferred Stock").

         The Hillman Companies, Inc. ("Hillman"), a Delaware corporation (of which Invesco is a wholly owned subsidiary), is a party to a certain Agreement and Plan of Merger dated as of February 14, 2004 (the "Merger Agreement") by and among HCI Acquisition Corp. ("HCI"), Hillman and the Persons set forth on the Stockholder Signature Page attached thereto in their capacities as stockholders and optionholders of Hillman, pursuant to which HCI has merged with and into Hillman (the "Merger").

         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Authorization and Closing.

         (a) Authorization of the Preferred Stock. Invesco shall authorize the issuance and sale to the Purchasers of Preferred Stock at a price of $1,000.00 per share, in each case as allocated among the Purchasers in the manner set forth on Schedule B attached hereto.

         (b) Purchase and Sale of the Preferred Stock. After the Effective Time of the Merger, Invesco shall sell to the Purchasers and, on the terms and subject to the conditions set forth herein, the Purchasers shall purchase from Invesco the Preferred Stock, in each case in the amounts and at the purchase prices set forth on Schedule B attached hereto.

         (c) The Closing. The closing of the purchases and sales of the Preferred Stock (the "Closing") shall take place at the offices of Kirkland & Ellis LLP, 200 East Randolph Drive, Chicago, Illinois immediately following the Effective Time on the date hereof, or at such other place as may be agreeable to CHS. At the Closing, Invesco shall deliver to each Purchaser certificates evidencing the Preferred Stock to be purchased by such Purchaser, and each Purchaser shall deliver to Invesco the purchase price by wire transfer of immediately available

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funds to a bank account designated by Invesco in writing in the amount set forth next to such Purchaser's name on Schedule B attached hereto.

         2. Conditions to the Purchasers' Obligations at Closing. The obligation of each Purchaser to purchase and pay for the Preferred Stock is subject to the satisfaction as of the Closing of the following conditions:

         (a) Representations and Warranties; Covenants. The representations and warranties contained in Section 3 hereof shall be true and correct at and as of the date of Closing, except to the extent of changes caused by the transactions expressly contemplated therein, and Invesco shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

         (b) HCI Securities Purchase Agreement Conditions. Each of the conditions listed in Section 2 of that certain HCI Securities Purchase Agreement dated as of the date hereof by and among HCI and the Purchasers (the "HCI Securities Purchase Agreement") shall have been performed in all material respects prior to the Closing.

         (c) Closing Documents. Invesco shall have delivered to the Purchasers all of the following documents:

                  (i) an Officer's Certificate, dated as of the date hereof, stating that the conditions specified in Section 2 have been fully satisfied;

                  (ii) certified copies of the resolutions duly adopted by the Board of Directors of Invesco authorizing the execution, delivery and performance of this Agreement, the Investment Company Stockholders Agreement dated as of the date hereof by and among Invesco, the Purchasers and certain managers of Hillman and/or its Subsidiaries (the "Investment Company Stockholders Agreement"), the Executive Securities Agreements dated as of the date hereof by and among HCI and certain managers of Hillman and its Subsidiaries (the "Executive Securities Agreements"), the Joinder Agreement to the HCI Securities Purchase Agreement and each of the other agreements contemplated hereby to which it is a party (the "Transaction Documents"), the issuance and sale of the Preferred Stock and the consummation of all other transactions contemplated by this Agreement to which it is a party;

                  (iii) certified copies of the resolutions duly adopted by the stockholders of Invesco adopting the Amended Invesco Charter (as defined in the HCI Securities Purchase Agreement); and

                  (iv) a certified copy of the Amended Invesco Charter, as in effect at the Closing.

         (d)      Waiver of Closing Conditions. Any condition specified in this
Section 2 may be waived only if such waiver is set forth in a writing executed by the Purchasers.

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         3.       Representations and Warranties of Invesco. As a material
inducement to the Purchasers to enter into this Agreement and purchase the Preferred Stock, Invesco hereby represents and warrants that:

         (a) Organization and Corporate Power. Invesco is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. Invesco has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

         (b)      Preferred Stock Outstanding.

                  (i) As of the Closing, the authorized capital stock of Invesco shall consist of 100 shares of Common Stock (of which 100 shares shall be issued and outstanding), 166,667 shares of Preferred Stock (of which 60,000.000 shares shall be issued and outstanding and of which 6,666.666 shares shall be reserved for issuance upon the exercise of the options granted pursuant to the Executive Securities Agreements).

                  (ii) As of the Closing, neither the Invesco nor any Subsidiary shall have outstanding any other stock or securities convertible or exchangeable for any shares of its capital stock nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock except as set forth herein and in the Executive Securities Agreements.

                  (iii) There are no statutory or, other than as set forth in this Agreement and the Investment Company Stockholders Agreement, contractual preemptive rights or rights of refusal to Invesco's securities or options, warrants or other rights to acquire or cause the issuance of such securities. Assuming the accuracy of the representations in Section 5(c) and in the Executive Securities Agreements, Invesco has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of the Preferred Stock. To Invesco's knowledge, there are no agreements with respect to the voting or transfer of the Preferred Stock except for the Investment Company Stockholders Agreement and the Executive Securities Agreements.

         (c) Authorization; No Breach. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which Invesco is a party (the "Invesco Agreements") have been duly authorized by Invesco and, to the extent required, its stockholders. Each of the Invesco Agreements constitutes a valid and binding obligation of Invesco, enforceable in accordance with its terms. The execution and delivery by Invesco of the Invesco Agreements, the offering, sale and issuance of the Preferred Stock hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by Invesco, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under,
(iii) result in the creation of any lien, security interest charge or encumbrance upon Invesco's securities or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require

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any authorization, consent, approval, exemption or other action by or notice to any court, administrative or governmental body or other Person pursuant to the Invesco Agreements, or any law, statute, rule or regulation to which Invesco is subject, or any agreement, instrument, order, judgment or decree to which Invesco is subject.

         (d) Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon Invesco. Invesco shall pay, and hold the Purchasers harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

         (e) Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by Invesco of this Agreement or the other agreements contemplated hereby, or the consummation by Invesco of any other transactions contemplated hereby or thereby.

         4. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

                  "Affiliate" (and collectively "Affiliates") means with respect to any Person, any other Person controlling, controlled by, or under common control with such first Person and in the case of a Person which is a partnership, any partner of that Person.

                  "Dollars" and the sign "$" means lawful money of the United States of America.

                  "Effective Time" has the meaning set forth in the Merger Agreement.

                  "Officer's Certificate" means a certificate signed by the chief executive officer or chief financial officer of Invesco, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit such officer to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Preferred Stock" means the Class A Preferred Stock, par value $0.01 per share of Invesco.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

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                  "Subsidiary" means, with respect to any Person, a corporation, limited liability company, partnership, association, or business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of the Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or member or general partner of such limited liability company, partnership, association, or other business entity.

         5.       Miscellaneous.

         (a) Pre-Emptive Rights. If after the date hereof Invesco authorizes the issuance or sale (each an "Issuance") of any equity securities of Invesco or any securities convertible, exchangeable or exercisable for equity securities of Invesco and any other Stockholder Shares (as defined in the Investment Company Stockholders Agreement), Invesco shall, at least 15 days and not more than 60 days prior to such issuance, notify the CHS Group (as defined in the Investment Company Stockholders Agreement) and Teachers in writing of the Issuance (including the price, the purchaser thereof and the other terms thereof) and grant to the CHS Group and to Teachers the right (the "Right") to subscribe for and concurrently purchase such securities (collectively, the "Preemptive Stock"), in the same proportion at the same price and on the same terms as issued in the Issuance such that, after giving effect to the Issuance and exercise of the Right, the percentage of the Preemptive Stock immediately following such issuance owned by each such holder shall equal the percentage of the outstanding Stockholder Shares as was owned by each such holder prior to the Issuance on a fully diluted basis (but excluding any Stockholder Shares or any class of capital stock of Invesco's Subsidiaries which are not then fully vested and, in the case of options, warrants or other rights to acquire capital stock, immediately exerciseable, convertible or exchangeable for Stockholder Shares or any class of capital stock of Invesco's Subsidiaries issued in such Issuance) or such lesser amount designated by such holder. Notwithstanding the foregoing, the rights set forth in this Section 5(a) shall not apply to Issuances: (i) pro rata to all holders of equity securities of Invesco, as a subdivision of or other distribution in respect of, equity securities of Invesco, (ii) to executives, directors, employees and consultants of Invesco or its Subsidiaries, (iii) in connection with acquisitions by Invesco or its Subsidiaries, (iv) in a Public Offering (as defined in the Investment Company Stockholders Agreement) or (v) to the Purchasers on the Closing Date pursuant to this Agreement. In addition, the rights set forth in this Section 5(a) shall not apply with respect to the CHS Group or Teachers in connection with an Issuance to the extent the CHS Group or Teachers have available to them and exercise the pre-emptive rights set forth in the Investment Company Stockholders Agreement in connection with such Issuance. The rights set forth in this Section 5(a) shall continue until the earlier of the consummation of a Sale of the Company (as defined in the Investment Company Stockholders Agreement) or a Public Offering.

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         (b)      Remedies. The Purchasers shall have all rights and remedies set forth in this Agreement and all rights and remedies which the Purchasers have been granted at any time under any other agreement or contract and all of the rights which the Purchasers have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         (c) Purchasers' Investment Representations. Each Purchaser is an "Accredited Investor" as such term is defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act. Each Purchaser hereby represents that he, she or it is acquiring the Preferred Stock purchased hereunder or acquired pursuant hereto for his, her or its own account with the present intention of holding such securities for purposes of investment, and that he, she or it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent the Purchasers and subsequent holders of Preferred Stock from transferring such securities in compliance with the provisions of the Investment Company Stockholders Agreement.

         (d) Place of Payments with Respect to the Preferred Stock. All payments to be made to a Purchaser with respect to the Preferred Stock, including, without limitation, dividends and redemption payments, shall be delivered to the respective address indicated on Schedule B or to such other Person or account as a Purchaser may from time to time specify to Invesco by prior written notice.

         (e) Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and Invesco may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Invesco has obtained the written consent of CHS and Teachers; provided that in the event that such amendment or waiver would treat a Purchaser or group of Purchasers materially and adversely differently from any other Purchaser or group of Purchasers, then such amendment or waiver will require the consent of such Purchaser or group of Purchasers (based on the relative ownership of Preferred Stock) so materially and adversely treated. No other course of dealing between Invesco and any Purchaser or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such Person. For purposes of this Agreement, any Preferred Stock held by Invesco shall not be deemed to be outstanding.

         (f) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on such Purchaser's behalf.

         (g) Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for each Purchaser's benefit as a

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purchaser of the Preferred Stock are also for the benefit of, and enforceable by, any subsequent holder of the Preferred Stock.

         (h) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         (i) Counterparts; Facsimile Signature. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

         (j) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

         (k) Governing Law. This Agreement will be governed in all respects by the laws of the State of Delaware, without regard to the principles of conflicts of law of such state.

         (l) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid.

                  Invesco's address is:

                  Hillman Investment Company
                  10590 Hamilton Avenue
                  Cincinnati, Ohio 45231
                  Attention: Chief Executive Officer

                  with a copy (which shall not consitute notice to Invesco) to:

                  Code Hennessy & Simmons IV LP
                  10 South Wacker Drive, Suite 3175
                  Chicago, Illinois 60606

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                  Attention: Peter M. Gotsch

                  and

                  Kirkland & Ellis LLP
                  200 East Randolph Drive
                  Chicago, IL 60601
                  Attention: Stephen L. Ritchie, P.C.

                  Teachers' address is:

                  Ontario Teachers' Pension Plan Board
                  5640 Yonge Street
                  Toronto, Ontario M2M 4H5
                  Canada
                  Attention: J. Mark MacDonald

                  with copies (which shall not consitute notice to Teachers) to:

                  Ontario Teachers' Pension Plan Board
                  Law Department
                  5650 Yonge Street
                  Toronto, Ontario M2M 4H5
                  Canada
                  Attention: Legal Counsel, Investments

                  and

                  Torys LLP
                  237 Park Avenue
                  New York, NY 10017
                  Attention: Joseph J. Romagnoli, Esq.

                  HarbourVest's address is:

                  HarbourVest Partners VI - Direct Fund, L.P.
                  c/o HarbourVest Partners LLC
                  One Financial Center, 44th floor
                  Boston, MA 02111

                  with a copy (which shall not constitute notice to HarbourVest) to:

                  Debevoise & Plimpton LLP
                  919 Third Avenue
                  New York, NY 10022
                  Attention:  David J. Schwartz

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         (m)      MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN
CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER.

         (n) Entire Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

         (o) Understanding Among the Purchasers. The determination of each Purchaser to purchase the Preferred Stock pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of Invesco which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. In addition, it is acknowledged by each of the Purchasers that no Purchaser has acted as an agent of any other Purchaser in connection with making its investment hereunder and that no Purchaser shall be acting as an agent of any other Purchaser in connection with monitoring its investment hereunder. It is further acknowledged by each of the other Purchasers that CHS has retained Kirkland & Ellis LLP to act as their counsel in connection with the transactions contemplated hereby and that Kirkland & Ellis LLP has not acted as counsel for any of the other Purchasers in connection herewith and that none of the other Purchasers has the status of a client of Kirkland & Ellis LLP for conflict of interest or other purposes as a result thereof.

                                    * * * * *

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Investment Company Securities Purchase Agreement on the date first written above.

                                   CODE HENNESSY & SIMMONS IV LP

                                   By: CHS Management IV LP
                                   Its: General Partner
                                   By: Code Hennessy & Simmons LLC
                                   Its: General Partner

                                   By: /s/ PETER M. GOTSCH
                                       -----------------------------------------
                                       Peter M. Gotsch
                                       Partner

                                   CHS ASSOCIATES IV LP

                                   By: Code Hennessy & Simmons LLC
                                   Its: General Partner

                                       /s/ PETER M. GOTSCH
                                   ---------------------------------------------
                                   By: Peter M. Gotsch
                                   Its:

                                   HILLMAN INVESTMENT COMPANY

                                   By:  /s/ MAX W. HILLMAN
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Its:
                                        ----------------------------------------


                                   ONTARIO TEACHERS' PENSION PLAN BOARD

                                   By:  /s/ J. MARK MACDONALD
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Its:
                                        ----------------------------------------

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                                   HARBOURVEST PARTNERS VI - DIRECT FUND, L.P.

                                   By:  HarbourVest VI - Direct Associates LLC
                                   Its: General Partner
                                   By:  HarbourVest Partners, LLC
                                   Its: Managing Member

                                   By:   /s/ WILLIAM A. JOHNSTON
                                         --------------------------------------
                                   Name:
                                         --------------------------------------
                                   Its:
                                         --------------------------------------


                                   RANDOLPH STREET PARTNERS

                                   /s/ STEPHEN L. RITCHIE
                                   ---------------------------------------------
                                   By:
                                   Its: Managing Partner

                                   /s/ PAIGE WALSH
                                   ---------------------------------------------
                                   Paige Walsh

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